American Century ETF Trust Summary Prospectus Supplement American Century® Focused Large Cap Value ETF
Supplement dated May 24, 2025 ■ Summary Prospectus dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the fund. All information for Mr. Casis in the summary prospectus is to be deleted as of that date.

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